Supplement Dated March 28, 2002*
        to the Statement of Additional Information Dated October 30, 2001 of American Express(R) Variable Portfolio Funds S-6466-20 U (10/01)

The following revision applies to the "Administrative Services Agreement" section of the AXP(R) Variable Portfolio - Equity Select Fund. The fee table for the AXP(R) Variable Portfolio - Equity Select Fund will be revised as follows:

Equity Select
Assets (billions)           Annual rate at each asset level
 First  $0.25                              0.060%
 Next    0.25                              0.055
 Next    0.25                              0.050
 Next    0.25                              0.045
 Next    1.00                              0.040
 Next    1.00                              0.035
 Over    3.00                              0.030


S-6466-19 A (3/02)
* Valid until October 30, 2002.